Exhibit 10.40

As of September 1, 2005

CELLSTAR CORPORATION,

as Administrative Borrower

1730 Briercroft Court

Carrollton, Texas 75006

Ladies and Gentlemen:

Reference is hereby made to that certain Loan and Security Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), dated as of September 28, 2001, by and among CellStar Corporation, a Delaware corporation (the “Parent”), certain of its Subsidiaries (as defined therein) signatory thereto (together with the Parent, each a “Borrower” and collectively the “Borrowers”), the lenders signatory thereto (“Lenders”) and Wells Fargo Foothill, Inc., as Administrative Agent for the Lenders (the “Agent”). All capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

Pursuant to that certain Waiver dated as of July 15, 2005 (the “Previous Waiver”), the Agent and the Required Lenders waived the Specified Events of Default (as defined in the Previous Waiver) subject to the satisfaction of certain conditions including, without limitation, the following:

        (a) Parent shall file its Form 10-Q Quarterly Report for the fiscal quarters ended February 28, 2005 and May 31, 2005 on or before September 6, 2005; and

        (b) Parent shall deliver the financial statements for the fiscal quarters ended February 28, 2005 and May 31, 2005 as required by Section 6.3(a) of the Loan Agreement on or before September 6, 2005.

The Borrowers anticipate that the Parent will not satisfy the conditions set forth in clauses (a) and (b) above (the “Specified Conditions”) on or before September 6, 2005 as required in the Previous Waiver. As such, the Borrowers have requested that the Agent and Required Lenders extend the deadline for satisfaction of the Specified Conditions until October 18, 2005.

Subject to the terms and conditions set forth in this letter (this “Extension Letter”), the Agent and the Required Lenders hereby extend the deadline for satisfaction of the Specified Conditions until October 18, 2005.

Each Borrower hereby acknowledges and agrees that the failure to satisfy the Specified Conditions on or before October 18, 2005 shall cause this Extension Letter to be of no further effect.

Each of the Borrowers hereby represents and warrants that (i) as of the date hereof, the holders of the Subordinated Notes (or the trustee on behalf of the holders of the Subordinated Notes) have not exercised any remedies against any Loan Party with respect to the Specified Events of Default or given notice of default pursuant to Section 6.01(c) of the Indenture with respect to the Specified Events of Default and (ii) after giving effect hereto, no event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

This Extension Letter shall not waive any other requirement or hinder, restrict or otherwise modify the rights and remedies of the Agent and the Lenders following the occurrence of any other failure to comply with the obligations under the Subordinated Notes, or the occurrence of any other Event of Default under the Loan Agreement (including the occurrence of any other failure to comply with Section 6.3).

Except as otherwise expressed herein, the text of the Loan Agreement and the other Loan Documents shall remain in full force and effect, and the Agent and the Lenders hereby reserve the right to require strict compliance in the future with all terms and conditions of the Loan Agreement and the other Loan Documents.

This Extension Letter may be executed in any number of counterparts, each of which shall be deemed an original but all of which, when taken together, shall constitute one in the same agreement. Delivery of a counterpart hereto by facsimile transmission or by transmission of an Adobe portable document format file (also known as a “PDF file”) shall be as effective as delivery of an original counterpart hereto.

This Extension Letter shall be deemed to be made pursuant to the laws of the State of Georgia with respect to agreements made and to be performed wholly in the State of Georgia, and shall be construed, interpreted, performed and enforced in accordance therewith.

This Extension Letter shall constitute a Loan Document for all purposes.

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AGENT AND LENDERS:	WELLS FARGO FOOTHILL, INC., a California corporation, as Agent and as a Lender

	By:	/s/ Robert Bernier
		Name:	Robert Bernier
		Title:	VP

FLEET CAPITAL CORPORATION, as a Lender

	By:	/s/ H. Michael Wills
		Name:	H. Michael Wills
		Title:	Senior Vice President

TEXTRON FINANCIAL CORPORATION, as a Lender

	By:	/s/ Stuart A. Hall
		Name:	Stuart A. Hall
		Title:	Senior Account Executive

PNC BANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

Acknowledged and agreed to

as of the date first written above:

BORROWERS:	CELLSTAR CORPORATION, a Delaware corporation

	By:	/s/ Elaine Flud Rodriguez
		Name:	Elaine Flud Rodriguez
		Title:	Sr. VP and General Counsel

CELLSTAR, LTD., a Texas limited partnership

	By:	National Auto Center, Inc., its General Partner

	By:	/s/ Elaine Flud Rodriguez
		Name:	Elaine Flud Rodriguez
		Title:	Sr. VP and General Counsel

NATIONAL AUTO CENTER, INC., a Delaware corporation

	By:	/s/ Elaine Flud Rodriguez
		Name:	Elaine Flud Rodriguez
		Title:	Sr. VP and General Counsel

CELLSTAR FINANCO, INC., a Delaware corporation

	By:	/s/ Elaine Flud Rodriguez
		Name:	Elaine Flud Rodriguez
		Title:	Sr. VP and General Counsel

CELLSTAR INTERNATIONAL CORPORATION/SA, a Delaware corporation

By:	/s/ Elaine Flud Rodriguez
	Name:	Elaine Flud Rodriguez
	Title:	Sr. VP and General Counsel

CELLSTAR FULFILLMENT, INC., a Delaware corporation

By:	/s/ Elaine Flud Rodriguez
	Name:	Elaine Flud Rodriguez
	Title:	Sr. VP and General Counsel

CELLSTAR INTERNATIONAL CORPORATION/ASIA, a Delaware corporation

By:	/s/ Elaine Flud Rodriguez
	Name:	Elaine Flud Rodriguez
	Title:	Sr. VP and General Counsel

AUDIOMEX EXPORT CORP., a Texas corporation

By:	/s/ Elaine Flud Rodriguez
	Name:	Elaine Flud Rodriguez
	Title:	Sr. VP and General Counsel

NAC HOLDINGS, INC., a Nevada corporation

By:	/s/ Elaine Flud Rodriguez
	Name:	Elaine Flud Rodriguez
	Title:	President

CELLSTAR GLOBAL SATELLITE SERVICES, LTD., a Texas limited partnership

By:	National Auto Center, Inc., its General Partner

By:	/s/ Elaine Flud Rodriguez
	Name:	Elaine Flud Rodriguez
	Title:	Sr. VP and General Counsel

CELLSTAR FULFILLMENT LTD., a Texas limited partnership

By:	CellStar Fulfillment, Inc., its General Partner

By:	/s/ Elaine Flud Rodriguez
	Name:	Elaine Flud Rodriguez
	Title:	Sr. VP and General Counsel